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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): August 11, 1997




                           SPARTAN MOTORS, INC.
            (Exact Name of Registrant as Specified in Charter)



                MICHIGAN               0-13611           38-2078923
        (State or Other Jurisdic-    (Commission       (IRS Employer
         tion of Incorporation)      File Number)    Identification No.)


           1000 REYNOLDS ROAD
          CHARLOTTE, MICHIGAN                             48813
(Address of principal executive offices)                (Zip Code)


                              (517) 543-6400
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On August 11, 1997, Spartan Motors, Inc. entered into a Stock Purchase Agreement providing for the acquisition of all of the issued and outstanding shares of capital stock of Luverne Fire Apparatus Co., Ltd. of Brandon, South Dakota. A copy of the Stock Purchase Agreement is attached to this Form 8-K as Exhibit 2. On August 12, 1997, Spartan Motors, Inc. issued the press release attached as Exhibit 99 to this Form 8-K. The closing on the stock purchase described in the Stock Purchase Agreement was completed on August 21, 1997.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c) Exhibits. The following documents are filed as exhibits to this report on Form 8-K:

           2   Stock Purchase Agreement dated August 11, 1997.

          99   Press Release dated August 12, 1997.


                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 21, 1997             SPARTAN MOTORS, INC.



                                   By /S/ RICHARD J. SCHALTER
                                      Richard J. Schalter
                                         Secretary, Treasurer, and
                                          Chief Financial Officer












                                     -2-
                                EXHIBIT INDEX


EXHIBIT NUMBER                DOCUMENT
--------------                --------

      2            Stock Purchase Agreement dated August 11, 1997.

     99            Press Release dated August 12, 1997.